UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2011
KELLY SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-1088	38-1510762

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN	48084

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 362-4444
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Kelly Services, Inc. (the “Company”) today released financial information containing highlighted financial data for the three months and six months ended July 3, 2011. A copy of the press release is attached as exhibit 99.1 herein.
Item 8.01. Other Events
The Company today reported that its board of directors declared a dividend of $0.05 per share. The dividend is payable on September 12, 2011 to shareholders of record as of the close of business on August 31, 2011. A copy of the press release is attached as exhibit 99.1 herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1	Press Release dated August 10, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 10, 2011	KELLY SERVICES, INC.
/s/ Patricia Little
Patricia Little
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: August 10, 2011
/s/ Michael E. Debs
Michael E. Debs
Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 10, 2011

4